UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 8, 2011

SAFEWAY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 8, 2011, Safeway Inc. (“Safeway”) furnished a Current Report on Form 8-K (“Form 8-K”) under Items 2.02, 8.01 and 9.01 to which it attached Exhibits 99.1, a press release dated March 8, 2011 of Safeway Inc., and Exhibit 99.2, reconciliations and financial slides from the Safeway Investor Conference held on March 8, 2011.

Safeway is furnishing this amendment to Form 8-K to make certain corrections to the page captioned “2010 Results” of Exhibit 99.2. The corrections are: (i) Free Cash Flow under the column “Original” should be $0.9 - $1.1B (rather than $0.09 - $1.1B) and (ii) Free Cash Flow under the column “Actual” should indicate that the amount of $1,058 is stated in millions.

The information in this Form 8-K/A, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Safeway, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Slide captioned “2010 Results” from the Safeway Investor Conference (March 8, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: March 8, 2011	By:	/s/ Robert A. Gordon
		Name:	Robert A. Gordon
		Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.

99.1	Slide captioned “2010 Results” from the Safeway Investor Conference (March 8, 2011)